United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 19, 2004
(Date of earliest event reported)

Equity Marketing, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	23346 (Commission File Number)	13-3534145 (I.R.S. Employer Identification Number)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of principal executive offices, including zip code)

(323) 932-4300
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Regulation FD Disclosure

     On March 19, 2004, we entered into a Warrant Exchange Agreement with Crown EMAK Partners, LLC (“Crown”) pursuant to which we issued to Crown warrants to purchase an aggregate of 916,666 shares of our common stock (the “Common Warrants”) in exchange for the cancellation of warrants held by Crown to purchase shares of our preferred stock (the “Preferred Warrants”). The preferred stock underlying the Preferred Warrants would have been convertible into the same number of shares of our common stock now underlying the Common Warrants.

     The Preferred Warrants that were cancelled consisted of the following:

•	Warrants to purchase 5,712 and 6,288 shares of our Series B Senior Cumulative Participating Convertible Preferred Stock at an exercise price of $1,000 per share, expiring on March 29, 2005 and June 20, 2005, respectively; and

•	Warrants to purchase 1,428 and 1,572 shares of Series C Senior Cumulative Participating Convertible Preferred Stock at an exercise price of $1,000 per share, expiring on March 29, 2005 and June 20, 2005, respectively.

     The Common Warrants issued to Crown in exchange for the Preferred Warrants consist of warrants to purchase 750,000 and 166,666 shares of common stock at exercise prices of $16.00 and $18.00 per share, respectively. Of each tranch, 47.6% expire on March 29, 2010, and 52.4% expire on June 20, 2010.

     The warrant exchange provided Crown with an extension of time in which to exercise its right to purchase additional equity. The warrant exchange benefits us due to the elimination of all of the rights and preferences (including a 6% dividend and unlimited conversion time) associated with the Series B and Series C Senior Cumulative Participating Convertible Preferred Stock.

     The warrant exchange was reviewed by a committee of our board of directors consisting entirely of independent directors. Following the recommendation of the independent committee, the warrant exchange was approved by our board of directors, with Mr. Jeffrey A. Deutschman abstaining from the vote. Mr. Deutschman is a Managing Director of Crown Capital Group, an entity affiliated with Crown EMAK Partners, LLC.

     In determining that the warrant exchange is fair, from a financial point of view, to Equity Marketing, Inc., we considered, among other things, a fairness opinion of Globalview Advisors LLC, an independent financial advisory services firm.

     Copies of the Warrant Exchange Agreement, form of warrant and the fairness opinion are included in this Current Report on Form 8-K as exhibits.

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Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

     4.1 Form of Warrant

     99.1 Warrant Exchange Agreement, dated March 19, 2004, between Equity Marketing, Inc. and Crown EMAK Partners, LLC.

     99.2 Fairness Opinion of Globalview Advisors LLC.

     99.3 Press release of Equity Marketing, Inc. issued March 22, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Dated: March 29, 2004	By:	/s/ Teresa L. Tormey

Teresa L. Tormey Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant
99.1	Warrant Exchange Agreement, dated March 19, 2004, between Equity Marketing, Inc. and Crown EMAK Partners, LLC.
99.2	Fairness Opinion of Globalview Advisors LLC.
99.3	Press release of Equity Marketing, Inc. issued March 22, 2004.

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